SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2006


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                      001-11777              77-0227341
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

               1528 Moffett Street
               Salinas, California                              93905
     (Address of principal executive offices)                 (Zip Code)

                                 (831) 753-6262
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This Form 8-K/A amends the Report on Form 8-K filed September 11, 2006 to add the following: (1) Item 1.01, (2) an insert to the text of Item 5.02 to include a summary of the employment contract described in Item 1.01 and filed as
Exhibit 10.1 to this Form 8-K/A, and (3) Exhibit 10.1. In all other respects the previously filed Form 8-K is unchanged:


Item 1.01  Entry into a Material Definitive Agreement.

On September 4, 2006, the Compensation Committee of Monterey Gourmet Foods, Inc. (the "Company") approved an employment contract for Eric Eddings as part of his appointment as the Company's President and Chief Executive Officer, effective September 5, 2006. As of September 15, 2006, the employment agreement was signed by all involved parties. A copy of the employment contract is hereby incorporated by reference and attached hereto as Exhibit 10.1.


Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On September 4, 2006, the Board of Directors of the Company appointed Eric Eddings as President and Chief Executive Officer of Monterey Gourmet Foods effective September 5, 2006, pursuant to an employment contract which was signed on September 13, 2006 as described in Item 1.01 above.

         As part of the agreement, the Company will pay Mr. Eddings a base salary of $285,000 per year. Mr. Eddings will be eligible for an annual cash bonus based on performance and achieving certain goals. In addition, Mr. Eddings will receive an incentive stock option to purchase 150,000 shares of the Company's common stock vesting and exercisable in installments of 50,000 shares on each of the first, second, and third anniversaries of the date of his contract. As part of the agreement, if Mr. Eddings is terminated by the Board of Directors without cause, Mr. Eddings will be eligible for severance compensation equal to twelve months of his then applicable base annual salary.


Item 9.01: Financial Statements and Exhibits

        (c) Exhibits

10.1 Employment agreement between Mr. Eric Eddings and Monterey Gourmet Foods, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MONTEREY GOURMET FOODS, INC.


Date: September 21, 2006                     By: /s/ SCOTT S. WHEELER
                                                 -------------------------------
                                                 Scott S. Wheeler
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT           DESCRIPTION
-------           -----------

10.1 Employment agreement between Mr. Eric Eddings and Monterey Gourmet Foods, Inc.

                                       4